EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statement File Nos. 33-15894 and 33-15895.




ARTHUR ANDERSEN LLP


Omaha, Nebraska,
 March 23, 1995







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